SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2003

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5. Other Events

     On December 2, 2003, Michael A. Rocca, a member of our Board of Directors, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Rocca authorized the sale of up to 8,913 shares that are the subject of an option granted to Mr. Rocca by the Company on January 2, 2003.

     Mr. Rocca has informed the Company that any sales pursuant to this plan will comply with Rule 144. Mr. Rocca has represented to the Company that he had no knowledge of any material nonpublic information regarding the Company when he adopted the plan.

     Any actual sales under the plan will be publicly disclosed under Rule
16a-3.



Item 7. Exhibits

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Stock Selling Plan for Michael A. Rocca dated December 2, 2003





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

                                     LIGAND PHARMACEUTICALS INCORPORATED



Date :  December 4, 2003             By:      /S/WARNER BROADDUS
                                     Name:    Warner Broaddus
                                     Title:   Vice President,
                                              General Counsel & Secretary